UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143

Templeton Global Smaller Companies Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/18

Item 1.	Reports to Stockholders.

[Insert semiannual report]

Semiannual Report and Shareholder Letter February 28, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 28, 2018, mostly upbeat global economic data, improved corporate earnings and generally supportive monetary policies benefited global securities markets. The European Central Bank (ECB) and the Bank of Japan (BOJ) kept their benchmark interest rates unchanged, while the US Federal Reserve (Fed) raised the target range for the federal funds rate at its December 2017 meeting amid signs of a growing US economy. The BOJ maintained its quantitative easing measures during the period, while the ECB began to reduce its bond purchases in January 2018. The Fed also began a gradual reduction in its balance sheet during the period as part of its ongoing plan to normalize US monetary policy. However, investors expressed concerns about the pace of central bankers’ monetary policy tightening amid an improving economic outlook. In this environment, small capitalization stocks in global developed and emerging markets generated strong returns, as measured by the MSCI All Country World Index Small Cap Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Smaller Companies Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Smaller Companies Fund

This letter reflects our analysis and opinions as of February 28, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Semiannual Report

Templeton Global Smaller Companies Fund

We are pleased to bring you Templeton Global Smaller Companies Fund’s semiannual report for the period ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world. The Fund may invest a significant amount of its assets in the securities of companies located in emerging markets, will invest its assets in issuers located in at least three different countries (including the US) and will invest at least 40% of its net assets in foreign securities.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +10.60% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Small Cap Index, which measures performance of small capitalization companies in global developed and emerging markets, generated a +9.14% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks generated a +9.29% total return, as measured by the MSCI All Country World Index.1 Global markets were also

Geographic Composition

Based on Total Net Assets as of 2/28/18

aided by price gains in oil and other commodities, the European Central Bank’s (ECB’s) extension of its monetary easing program, encouraging corporate earnings reports and the passage of the US tax reform bill.

However, global markets reflected investor concerns about geopolitical tensions in the Korean peninsula, expectations that key central bankers around the world may potentially raise interest rates amid an improving economic outlook, and political uncertainties in the US and the European Union. In early February, global markets experienced significant volatility amid concerns about stronger inflation and rising long-term interest rates in the US.

The US economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter as lower inventory investment and higher imports partially offset the positive contributions of growth in consumer spending, business and housing investment, exports, and government spending. The unemployment rate declined from 4.4% in August 2017 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in August 2017 to 2.2% at period-end.2 The US Federal Reserve (Fed) began reducing its balance sheet in October and raised its target range for the federal funds rate 0.25% to 1.25%–1.50% in December.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. The index does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

The Fed left its target rate for the federal funds rate unchanged at its January 2018 meeting, but expressed that it anticipated inflation to rise in 2018 and stabilize around the 2% target over the medium term.

Top 10 Countries

2/28/18

% of Total Net Assets
US	33.8%
Japan	12.5%
UK	6.3%
Germany	5.0%
Italy	4.6%
Taiwan	4.3%
Canada	4.0%
Finland	3.6%
Switzerland	3.1%
Hong Kong	2.9%

In Europe, the UK’s economic growth moderated in 2017’s fourth quarter over the previous quarter, due to slower growth in production output, household spending and business investment. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s growth moderated in 2017’s fourth quarter over the previous quarter. The bloc’s annual inflation rate ended the period lower than in August 2017. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s gross domestic product (GDP) growth slowed in 2017’s fourth quarter compared to the third quarter, as a slowdown in business spending and contractions in private residential investment offset a recovery in private consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew in 2017’s fourth quarter, although at a slower pace compared to the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s fourth quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s GDP grew at a stable rate in 2017’s fourth quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.

Investment Strategy

When choosing equity investments for the Fund, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, profit margins and liquidation value. We may consider selling a security when we believe the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, when we believe that the market capitalization of a security has become too large, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

Several holdings performed well during the six-month period under review. Capcom is a small-cap game software developer based in Japan. Sales of packaged games, downloadable games for consoles, PC games and mobile games were key earnings drivers. During the period, Capcom released the best-selling game in company history, Monster Hunter: World, which boosted share-price performance. Looking ahead, management plans to actively seek partnerships in mobile to leverage its intellectual property, which we believe will benefit company performance in the future.

US-based Winnebago Industries is one of the world’s top-selling brands of recreational vehicles (RVs). Its shares benefited from solid financial results during the period. The recent acquisition of Grand Design provides the company with a large footprint in the towable category, where it previously had no product offerings, and their new CEO has said he will continue to look for ways to add value through acquisitions. We believe pent-up demand for premium RV products and capacity expansion should fuel both its growth prospects and operating leverage opportunities.

Hong Kong-based Techtronic Industries is a leading global power tools company. Its shares benefited from strong financial results as demand growth for power tools has outpaced the average for home improvement products in the past two to three years. We believe the company offers increasing economies of scale, manufacturing rationalization and an ongoing mix shift toward higher margin products.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

The Fund also had some detractors during the period. Shares of Alamos Gold, a Toronto-based gold mining company, declined in value due to concerns over gold prices and the company’s costly merger with Richmont Mines in 2017. In our opinion, the acquisition could benefit the company over the longer term and that Alamos Gold’s strong balance sheet and exposure to safe mining jurisdictions offers a lower risk vehicle for gold-price exposure.

Oxford Instruments is a UK manufacturer of advanced instrumentation equipment. Its shares came under pressure amid mounting concerns about a lack of organic sales growth. Until the recent weakness, the stock had been a solid performer, appreciating significantly through the first half of 2017. We remain positive on management’s strategy of refocusing on its core nanotechnology expertise, and we believe the company has attractive long-term growth prospects in its key end markets, which include health care, energy, advanced materials and quantum technology.

Badger Daylighting is one of North America’s largest operators of specialized hydro-excavation trucks for the utility and petroleum sectors. Based in Canada, the company’s shares fell due to disappointing quarterly results. We believe Badger Daylighting’s key technology, the Badger Hydrovac System used for digging trenches in congested grounds, should continue to provide a competitive edge for the company in the longer term.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2018, the US dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

Top 10 Holdings

2/28/18

Company Sector/Industry, Country	% of Total Net Assets
AllianceBernstein Holding LP	1.9%
Capital Markets, US
Columbia Sportswear Co.	1.9%
Textiles, Apparel & Luxury Goods, US
Amer Sports OYJ	1.9%
Leisure Products, Finland
Hillenbrand Inc.	1.9%
Machinery, US
The Thule Group AB	1.9%
Leisure Products, Sweden
Interpump Group SpA	1.9%
Machinery, Italy
Alamo Group Inc.	1.8%
Machinery, US
Simpson Manufacturing Co. Inc.	1.8%
Building Products, US
Technogym SpA	1.8%
Leisure Products, Italy
Huhtamaki OYJ	1.7%
Containers & Packaging, Finland

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

David Tuttle, CFA

Portfolio Management Team

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Performance Summary as of February 28, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+10.60%	+4.19%
1-Year	+20.97%	+14.05%
5-Year	+53.70%	+7.68%
10-Year	+87.37%	+5.85%
Advisor
6-Month	+10.76%	+10.76%
1-Year	+21.23%	+21.23%
5-Year	+55.83%	+9.28%
10-Year	+92.13%	+6.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

PERFORMANCE SUMMARY

Distributions (9/1/17–2/28/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.0653	$0.0231	$0.3620	$0.4504
C	$ —	$0.0231	$0.3620	$0.3851
R6	$0.1101	$0.0231	$0.3620	$0.4952
Advisor	$0.0747	$0.0231	$0.3620	$0.4598

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.37%	1.38%
Advisor	1.12%	1.13%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. In addition, smaller company stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expenses ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,106.00	$ 6.94	$1,018.20	$ 6.66	1.33%
C	$1,000	$1,100.50	$10.83	$1,014.48	$10.39	2.08%
R6	$1,000	$1,108.00	$ 4.86	$1,020.18	$ 4.66	0.93%
Advisor	$1,000	$1,107.60	$ 5.64	$1,019.44	$ 5.41	1.08%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Highlights

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.92	$ 8.63	$ 8.32	$ 9.20	$ 7.81	$ 6.39

Income from investment operations[a]:

Net investment income[b]	0.01	0.06	0.04	0.05	0.03	0.05

Net realized and unrealized gains (losses)	1.05	1.29	0.29	(0.83)	1.38	1.47

Total from investment operations	1.06	1.35	0.33	(0.78)	1.41	1.52

Less distributions from:

Net investment income	(0.07)	(0.03)	(0.02)	(0.04)	(0.02)	(0.10)

Net realized gains	(0.39)	(0.03)	—	(0.06)	—	—

Total distributions	(0.46)	(0.06)	(0.02)	(0.10)	(0.02)	(0.10)

Net asset value, end of period	$10.52	$9.92	$8.63	$8.32	$9.20	$7.81

Total return[c]	10.60%	15.73%	3.95%	(8.44)%	18.09%	24.04%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.34%	1.40%	1.42%	1.38%	1.34%	1.39%

Expenses net of waiver and payments by affiliates	1.33% [e]	1.39% [e]	1.41%	1.38% [f]	1.34%	1.39% [e]

Net investment income	0.12%	0.65%	0.47%	0.52%	0.28%	0.72%

Supplemental data

Net assets, end of period (000’s)	$1,139,955	$1,049,481	$1,020,120	$960,417	$1,082,873	$892,067

Portfolio turnover rate	13.59%	23.49%	28.73%	22.16%	25.64%	27.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.41	$ 8.22	$ 7.97	$ 8.83	$ 7.53	$ 6.16

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.01)	(0.02)	(0.02)	(0.04)	(—)[c]

Net realized and unrealized gains (losses)	0.98	1.23	0.27	(0.78)	1.34	1.42

Total from investment operations	0.95	1.22	0.25	(0.80)	1.30	1.42

Less distributions from:

Net investment income	—	—	—	—	—	(0.05)

Net realized gains	(0.39)	(0.03)	—	(0.06)	—	—

Total distributions	(0.39)	(0.03)	—	(0.06)	—	(0.05)

Net asset value, end of period	$ 9.97	$ 9.41	$ 8.22	$ 7.97	$ 8.83	$ 7.53

Total return[d]	10.05%	14.88%	3.14%	(9.06)%	17.26%	23.19%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.09%	2.15%	2.17%	2.13%	2.09%	2.14%

Expenses net of waiver and payments by affiliates	2.08% [f]	2.14% [f]	2.16%	2.13% [g]	2.09%	2.14% [f]

Net investment income (loss)	(0.63)%	(0.10)%	(0.28)%	(0.23)%	(0.47)%	(0.03)%

Supplemental data

Net assets, end of period (000’s)	$33,127	$30,579	$33,802	$36,829	$47,636	$39,726

Portfolio turnover rate	13.59%	23.49%	28.73%	22.16%	25.64%	27.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$9.97	$8.68	$8.37	$9.25	$7.84	$7.43

Income from investment operations[b]:

Net investment income[c]	0.03	0.10	0.08	0.08	0.09	0.03

Net realized and unrealized gains (losses)	1.05	1.29	0.28	(0.82)	1.38	0.38

Total from investment operations	1.08	1.39	0.36	(0.74)	1.47	0.41

Less distributions from:

Net investment income	(0.11)	(0.07)	(0.05)	(0.08)	(0.06)	—

Net realized gains	(0.39)	(0.03)	—	(0.06)	—	—

Total distributions	(0.50)	(0.10)	(0.05)	(0.14)	(0.06)	—

Net asset value, end of period	$10.55	$9.97	$8.68	$8.37	$9.25	$7.84

Total return[d]	10.80%	16.18%	4.42%	(7.99)%	18.72%	5.52%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.94%	0.96%	0.95%	0.94%	0.92%	3.26%

Expenses net of waiver and payments by affiliates	0.93% [f]	0.93% [f]	0.94%	0.94% [g]	0.92%	0.95%	[f]

Net investment income (loss)	0.52%	1.11%	0.94%	0.96%	0.70%	(1.15)%

Supplemental data

Net assets, end of period (000’s)	$99,462	$22,318	$20,690	$22,148	$26,371	$5

Portfolio turnover rate	13.59%	23.49%	28.73%	22.16%	25.64%	27.67%

aFor the period May 1, 2013 (effective date) to August 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.97	$ 8.67	$ 8.36	$ 9.24	$ 7.84	$ 6.41

Income from investment operations[a]:

Net investment income[b]	0.02	0.09	0.06	0.07	0.03	0.07

Net realized and unrealized gains (losses)	1.04	1.30	0.29	(0.83)	1.41	1.48

Total from investment operations	1.06	1.39	0.35	(0.76)	1.44	1.55

Less distributions from:

Net investment income	(0.07)	(0.06)	(0.04)	(0.06)	(0.04)	(0.12)

Net realized gains	(0.39)	(0.03)	—	(0.06)	—	—

Total distributions	(0.46)	(0.09)	(0.04)	(0.12)	(0.04)	(0.12)

Net asset value, end of period	$ 10.57	$ 9.97	$ 8.67	$ 8.36	$ 9.24	$ 7.84

Total return[c]	10.76%	16.02%	4.18%	(8.21)%	18.40%	24.43%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.09%	1.15%	1.17%	1.13%	1.09%	1.14%

Expenses net of waiver and payments by affiliates	1.08% [e]	1.14% [e]	1.16%	1.13% [f]	1.09%	1.14% [e]

Net investment income	0.37%	0.90%	0.72%	0.77%	0.53%	0.97%

Supplemental data

Net assets, end of period (000’s)	$57,383	$108,279	$50,213	$42,778	$62,955	$140,733

Portfolio turnover rate	13.59%	23.49%	28.73%	22.16%	25.64%	27.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Statement of Investments, February 28, 2018 (unaudited)

	Industry	Shares/ Units	Value

Common Stocks and Other Equity Interests 92.8%
Belgium 1.8%
Barco NV	Electronic Equipment, Instruments & Components	146,444	$17,937,633
Ontex Group NV	Personal Products	185,582	5,384,031

			23,321,664

Brazil 1.8%
Camil Alimentos SA	Food Products	4,220,700	10,465,781
M. Dias Branco SA	Food Products	749,500	13,812,806

			24,278,587

Canada 4.0%
Alamos Gold Inc., A	Metals & Mining	1,045,000	5,308,600
[a] Badger Daylighting Ltd.	Construction & Engineering	631,100	11,813,452
Canaccord Genuity Group Inc.	Capital Markets	2,723,400	14,219,747
[b] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	104,100	3,294,499
Mullen Group Ltd.	Energy Equipment & Services	927,600	10,669,713
Shawcor Ltd.	Energy Equipment & Services	367,800	7,555,493

			52,861,504

Colombia 0.7%
[b] Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	3,836,400	9,567,082

Denmark 0.5%
[b] Nilfisk Holding AS	Machinery	118,961	6,041,894

Finland 3.6%
Amer Sports OYJ	Leisure Products	846,073	25,609,108
Huhtamaki OYJ	Containers & Packaging	525,505	22,304,430

			47,913,538

Germany 5.0%
Gerresheimer AG	Life Sciences Tools & Services	204,490	15,742,050
Grand City Properties SA	Real Estate Management & Development	576,010	12,909,191
Jenoptik AG	Electronic Equipment, Instruments & Components	560,133	19,366,487
Rational AG	Machinery	11,450	7,452,462
[b] zooplus AG	Internet & Direct Marketing Retail	53,800	11,735,717

			67,205,907

Hong Kong 2.9%
Johnson Electric Holdings Ltd.	Electrical Equipment	2,667,000	10,581,507
Techtronic Industries Co. Ltd.	Household Durables	3,195,500	20,048,563
Value Partners Group Ltd.	Capital Markets	8,730,000	8,277,155

			38,907,225

India 0.7%
Dewan Housing Finance Corp. Ltd.	Thrifts & Mortgage Finance	1,098,035	9,197,159

Italy 4.6%
Azimut Holding SpA	Capital Markets	255,833	5,596,245
Interpump Group SpA	Machinery	739,726	24,655,364
Technogym SpA	Leisure Products	2,328,513	23,379,669
[a] Tod’s SpA	Textiles, Apparel & Luxury Goods	101,380	7,458,121

			61,089,399

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares/ Units	Value

Common Stocks and Other Equity Interests (continued)
Japan 12.5%
Asics Corp.	Textiles, Apparel & Luxury Goods	937,600	$15,016,713
Bunka Shutter Co. Ltd.	Building Products	981,400	9,436,450
Capcom Co. Ltd.	Software	330,100	13,364,247
Dowa Holdings Co. Ltd.	Metals & Mining	404,200	15,057,354
Idec Corp.	Electrical Equipment	324,800	9,116,499
IDOM Inc.	Specialty Retail	1,528,600	10,257,041
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	301,220	19,732,232
MEITEC Corp.	Professional Services	136,600	7,770,601
Morita Holdings Corp.	Machinery	285,400	5,426,893
Nihon Parkerizing Co. Ltd.	Chemicals	470,400	8,393,624
Ryohin Keikaku Co. Ltd.	Multiline Retail	42,700	14,666,182
Sumitomo Rubber Industries Ltd.	Auto Components	329,900	6,362,722
TechnoPro Holdings Inc.	Professional Services	180,500	10,792,278
Tsumura & Co.	Pharmaceuticals	603,900	20,317,708

			165,710,544

Netherlands 1.5%
Aalberts Industries NV	Machinery	134,876	6,790,926
Arcadis NV	Construction & Engineering	538,176	12,947,654

			19,738,580

Norway 0.3%
Ekornes ASA	Household Durables	221,994	3,143,826
XXL ASA	Specialty Retail	87,500	998,638

			4,142,464

Poland 1.0%
CCC SA	Textiles, Apparel & Luxury Goods	182,650	13,442,699

South Korea 2.0%
BNK Financial Group Inc.	Banks	1,483,143	15,312,121
DGB Financial Group Inc.	Banks	979,781	11,199,149

			26,511,270

Spain 1.1%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	312,587	15,101,704

Sweden 2.4%
Cloetta AB, B	Food Products	1,871,313	7,150,191
[c] The Thule Group AB, Reg S	Leisure Products	1,142,630	24,849,676

			31,999,867

Switzerland 3.1%
[b] Basilea Pharmaceutica AG	Biotechnology	70,700	5,293,889
Bucher Industries AG	Machinery	38,920	16,479,788
Logitech International SA	Technology Hardware, Storage & Peripherals	298,980	11,773,832
Tecan Group AG	Life Sciences Tools & Services	36,010	7,555,159

			41,102,668

Taiwan 4.3%
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	5,013,480	12,188,151
Giant Manufacturing Co. Ltd.	Leisure Products	1,707,311	8,797,584
King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	15,582,000	16,471,246
Merida Industry Co. Ltd.	Leisure Products	1,096,000	4,743,659
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	4,566,000	14,869,753

			57,070,393

franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares/ Units	Value

Common Stocks and Other Equity Interests (continued)
Turkey 0.4%
[b] Mavi Giyim Sanayi Ve Ticaret AS, B	Textiles, Apparel & Luxury Goods	426,187	$5,984,701

United Kingdom 6.3%
Bellway PLC	Household Durables	134,030	5,750,659
Bovis Homes Group PLC	Household Durables	322,550	4,665,640
DFS Furniture PLC	Household Durables	1,948,999	4,943,328
Greggs PLC	Hotels, Restaurants & Leisure	756,705	12,451,242
Janus Henderson Group PLC	Capital Markets	583,933	20,636,192
Laird PLC	Electronic Equipment, Instruments & Components	4,093,011	6,531,975
[b] LivaNova PLC	Health Care Equipment & Supplies	80,400	7,215,096
Man Group PLC	Capital Markets	2,810,041	6,645,499
Oxford Instruments PLC	Electronic Equipment, Instruments & Components	833,243	8,639,424
SIG PLC	Trading Companies & Distributors	2,932,183	5,854,331
[b] Vectura Group PLC	Pharmaceuticals	11,969	11,940

			83,345,326

United States 32.3%
[b] Agrofresh Solutions Inc.	Chemicals	1,092,094	8,452,808
Alamo Group Inc.	Machinery	220,620	24,521,913
AllianceBernstein Holding LP	Capital Markets	968,065	25,750,529
[b] Boston Beer Inc., A	Beverages	52,140	8,501,427
[b] Clarus Corp.	Leisure Products	730,200	4,892,340
Columbia Sportswear Co.	Textiles, Apparel & Luxury Goods	340,250	25,716,095
[b] CommScope Holding Co. Inc.	Communications Equipment	560,700	21,704,697
[b] Deckers Outdoor Corp.	Textiles, Apparel & Luxury Goods	90,540	8,563,273
[a,b] Duluth Holdings Inc.	Internet & Direct Marketing Retail	315,200	5,301,664
[b] Ferro Corp.	Chemicals	982,440	21,014,392
[b] Freshpet Inc.	Food Products	1,013,400	20,268,000
[b] Hibbett Sports Inc.	Specialty Retail	266,590	6,864,693
Hillenbrand Inc.	Machinery	570,450	25,042,755
Huntington Bancshares Inc.	Banks	1,296,199	20,350,324
Hyster-Yale Materials Handling Inc.	Machinery	178,800	12,728,772
Jones Lang LaSalle Inc.	Real Estate Management & Development	97,100	15,595,231
[b] Knowles Corp.	Electronic Equipment, Instruments & Components	1,303,510	18,822,684
LCI Industries	Auto Components	150,780	16,480,254
Mattel Inc.	Leisure Products	506,200	8,048,580
[b] Newpark Resources Inc.	Energy Equipment & Services	881,940	7,276,005
[b] Nutanix Inc., A	Internet Software & Services	94,300	3,437,235
[b] Patrick Industries Inc.	Building Products	190,935	11,732,956
Simpson Manufacturing Co. Inc.	Building Products	431,540	23,872,793
SpartanNash Co.	Food & Staples Retailing	441,320	7,400,936
STORE Capital Corp.	Equity Real Estate Investment Trusts (REITs)	452,000	10,775,680
[b] Texas Capital Bancshares Inc.	Banks	63,570	5,734,014
[b] Trimas Corp.	Machinery	404,650	10,480,435
[b] Tutor Perini Corp.	Construction & Engineering	728,650	17,596,898
United Insurance Holdings Corp.	Insurance	665,160	13,003,878
Winnebago Industries Inc.	Automobiles	457,810	19,937,625

			429,868,886

Total Common Stocks and Other Equity Interests (Cost $846,953,394)			1,234,403,061

16	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Management Investment Companies (Cost $18,934,511) 1.5%
United States 1.5%
iShares Russell 1000 ETF	Diversified Financial Services	134,500	$20,289,325

Preferred Stocks (Cost $6,172,377) 0.9%
Brazil 0.9%
[d] Alpargatas SA, 3.279%, pfd.	Textiles, Apparel & Luxury Goods	2,082,350	10,987,588

Total Investments before Short Term Investments (Cost $872,060,282)			1,265,679,974

		Principal Amount

Short Term Investments 6.3%

U.S. Government and Agency Securities (Cost $61,898,074) 4.6%
United States 4.6%
[e] FHLB, 3/01/18		$61,900,000	61,900,000

		Shares

[f] Investments from Cash Collateral Received for Loaned Securities (Cost $22,384,588) 1.7%

Money Market Funds 1.7%
United States 1.7%
[g,h] Institutional Fiduciary Trust Money Market Portfolio, 1.02% .		22,384,588	22,384,588

Total Investments (Cost $956,342,944) 101.5%			1,349,964,562

Other Assets, less Liabilities (1.5)%			(20,037,438)

Net Assets 100.0%			$1,329,927,124

See Abbreviations on page 30.

aA portion or all of the security is on loan at February 28, 2018. See Note 1(d).

bNon-income producing.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2018, the value of this security was $24,849,676, representing 1.9% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

eThe security was issued on a discount basis with no stated coupon rate.

fSee Note 1(d) regarding securities on loan.

gSee Note 3(f) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities

February 28, 2018 (unaudited)

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$933,958,356
Cost - Non-controlled affiliates (Note 3f and 9)	22,384,588

Value - Unaffiliated issuers	$1,327,579,974
Value - Non-controlled affiliates (Note 3f and 9)	22,384,588
Cash	1,271,948
Receivables:
Investment securities sold	1,775,771
Capital shares sold	1,307,630
Dividends and interest	3,176,950
European Union tax reclaims	1,289,829
Other assets	1,370

Total assets	1,358,788,060

Liabilities:
Payables:
Investment securities purchased	3,206,076
Capital shares redeemed	1,647,337
Management fees	880,997
Distribution fees	246,007
Transfer agent fees	233,607
Payable upon return of securities loaned	22,384,588
Accrued expenses and other liabilities	262,324

Total liabilities	28,860,936

Net assets, at value	$1,329,927,124

Net assets consist of:
Paid-in capital	$914,746,700
Distributions in excess of net investment income	(479,299)
Net unrealized appreciation (depreciation)	393,727,772
Accumulated net realized gain (loss)	21,931,951

Net assets, at value	$1,329,927,124

+Includes securities loaned	$20,705,093

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

February 28, 2018 (unaudited)

Class A:
Net assets, at value	$1,139,954,917

Shares outstanding	108,388,294

Net asset value per share[a]	$10.52

Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.16

Class C:
Net assets, at value	$33,127,150

Shares outstanding	3,321,486

Net asset value and maximum offering price per share[a]	$9.97

Class R6:
Net assets, at value	$99,461,561

Shares outstanding	9,430,787

Net asset value and maximum offering price per share	$10.55

Advisor Class:
Net assets, at value	$57,383,496

Shares outstanding	5,431,364

Net asset value and maximum offering price per share	$10.57

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$7,925,008
Interest:
Unaffiliated issuers	345,203
Income from securities loaned (net of fees and rebates)	948,476
Other income (Note 1e)	171,630

Total investment income	9,390,317

Expenses:
Management fees (Note 3a)	5,584,752
Distribution fees: (Note 3c)
Class A	1,393,940
Class C	160,866
Transfer agent fees: (Note 3e)
Class A	897,034
Class C	25,865
Class R6	5,579
Advisor Class	62,331
Custodian fees (Note 4)	61,146
Reports to shareholders	106,850
Registration and filing fees	59,455
Professional fees	54,127
Trustees’ fees and expenses	47,017
Other	44,909

Total expenses	8,503,871
Expense reductions (Note 4)	(575)
Expenses waived/paid by affiliates (Note 3f)	(39,118)

Net expenses	8,464,178

Net investment income	926,139

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	46,124,907
Non-controlled affiliates (Note 3f and 9)	(18,385,553)
Foreign currency transactions	100,407

Net realized gain (loss)	27,839,761

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	81,534,312
Non-controlled affiliates (Note 3f and 9)	16,892,783
Translation of other assets and liabilities denominated in foreign currencies	(95,980)

Net change in unrealized appreciation (depreciation)	98,331,115

Net realized and unrealized gain (loss)	126,170,876

Net increase (decrease) in net assets resulting from operations	$127,097,015

*Foreign taxes withheld on dividends	$564,878

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended February 28, 2018 (unaudited)	Year Ended August 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$926,139	$7,558,565
Net realized gain (loss)	27,839,761	58,985,967
Net change in unrealized appreciation (depreciation)	98,331,115	100,675,121
Net increase (decrease) in net assets resulting from operations	127,097,015	167,219,653
Distributions to shareholders from:
Net investment income:
Class A	(6,823,711)	(3,353,090)
Class R6	(958,371)	(161,236)
Advisor Class	(376,117)	(448,360)
Net realized gains:
Class A	(40,242,131)	(3,253,159)
Class C	(1,232,674)	(110,990)
Class R6	(3,352,122)	(66,593)
Advisor Class	(1,938,995)	(226,507)
Total distributions to shareholders	(54,924,121)	(7,619,935)
Capital share transactions: (Note 2)
Class A	27,716,684	(111,116,466)
Class C	748,563	(7,472,806)
Class R6	76,733,963	(1,330,905)
Advisor Class	(58,102,558)	46,153,965
Total capital share transactions	47,096,652	(73,766,212)
Net increase (decrease) in net assets	119,269,546	85,833,506
Net assets:
Beginning of period	1,210,657,578	1,124,824,072
End of period	$1,329,927,124	$1,210,657,578
Undistributed net investment income included in net assets:
End of period	$—	$6,752,761
Distributions in excess of net investment income included in net assets:
End of period	$(479,299)	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting

Policies

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place

22	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At February 28, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	7,505,141	$79,513,274	14,924,709	$136,796,821
Shares issued in reinvestment of distributions	4,297,917	45,085,155	720,606	6,283,688
Shares redeemed	(9,161,576)	(96,881,745)	(28,057,800)	(254,196,975)
Net increase (decrease)	2,641,482	$27,716,684	(12,412,485)	$(111,116,466)

Class C Shares:
Shares sold	334,805	$3,394,752	434,042	$3,802,243
Shares issued in reinvestment of distributions	121,619	1,211,325	12,519	104,028
Shares redeemed	(385,280)	(3,857,514)	(1,308,905)	(11,379,077)

Net increase (decrease)	71,144	$748,563	(862,344)	$(7,472,806)

Class R6 Shares:
Shares sold	7,583,674	$81,016,865	157,156	$1,437,538
Shares issued in reinvestment of distributions	305,123	3,206,838	—	—
Shares redeemed	(695,678)	(7,489,740)	(303,977)	(2,768,443)

Net increase (decrease)	7,193,119	$76,733,963	(146,821)	$(1,330,905)

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	1,685,118	$17,713,106	9,842,415	$89,120,658
Shares issued in reinvestment of distributions	172,678	1,818,303	66,899	584,698
Shares redeemed	(7,292,011)	(77,633,967)	(4,832,765)	(43,551,391)

Net increase (decrease)	(5,434,215)	$(58,102,558)	5,076,549	$46,153,965

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Subadvisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the period ended February 28, 2018, the annualized gross effective investment management fee rate was 0.864% of the Fund’s average daily net assets.

Under a subadvisory agreement, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$141,191
CDSC retained	$3,909

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2018, the Fund paid transfer agent fees of $990,809, of which $226,132 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.02%	21,590,804	37,784,513	(36,990,729)	22,384,588	$22,384,588	$ —	$ —	$ —

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended February 28, 2018, these purchase and sale transactions aggregated $0 and $ 1,615,308, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At February 28, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$958,448,255

Unrealized appreciation	$429,745,961
Unrealized depreciation	(38,229,654)

Net unrealized appreciation (depreciation)	$391,516,307

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2018, aggregated $168,419,835 and $177,710,445, respectively.

At February 28, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $22,384,588 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

For the period ended February 28, 2018, the average month end notional amount of options represented $37,143.

See Note 1(c) regarding derivative financial instruments.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended February 28, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
JAKKS Pacific Inc.	1,716,653	—	(1,716,653)	—	$—	$—	$(18,385,553)	$16,892,783

10. Upcoming Acquisitions/Reorganization

On December 7, 2017, the Board approved a proposal to reorganize Templeton Foreign Smaller Companies Fund, a series of Templeton Global Investment Trust, with and into the Fund, subject to approval by the shareholders of Templeton Foreign Smaller Companies Fund.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2018, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Fair Value Measurements (continued)

A summary of inputs used as of February 28, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Taiwan	$—	$57,070,393	$—	$57,070,393
All Other Equity Investments	1,188,320,256	—	—	1,188,320,256
Management Investment Companies	20,289,325	—	—	20,289,325
Short Term Investments	22,384,588	61,900,000	—	84,284,588

Total Investments in Securities	$1,230,994,169	$118,970,393	$—	$1,349,964,562

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Global Smaller Companies Fund was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017. The purpose of the meeting was to elect Trustees of Templeton Global Smaller Companies Fund and to vote to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Global Smaller Companies Fund: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade; and (ii) the proposal to approve the amended fundamental investment restriction regarding investments in commodities was approved by shareholders. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	61,742,942	2,577,547
Ann Torre Bates	61,788,129	2,532,360
Mary C. Choksi	61,745,795	2,574,694
Edith E. Holiday	61,769,458	2,551,031
Gregory E. Johnson	61,695,233	2,625,255
Rupert H. Johnson, Jr.	61,742,727	2,577,762
J. Michael Luttig	61,680,806	2,639,683
David W. Niemiec	61,778,454	2,542,034
Larry D. Thompson	61,680,128	2,640,360
Constantine D. Tseretopoulos	61,832,488	2,488,000
Robert E. Wade	61,814,171	2,506,318

Total Trust Shares Outstanding*: 122,213,417

* As of the record date.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	46,728,592
Against	2,384,056
Abstain	2,909,951
Broker Non-Votes	12,297,890
Total Fund Shares Voted	64,320,489
Total Fund Shares Outstanding*	122,213,417

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	33

Semiannual Report and Shareholder Letter Templeton Global Smaller Companies Fund
Investment Manager Templeton Investment Counsel, LLC
Subadvisor Franklin Templeton Investments Corp.
Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	103 S 04/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	April 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	April 26, 2018